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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                              CITIGROUP CAPITAL VI
             (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                   06-6446485
(State of Incorporation or Organization)    (I.R.S. Employer Identification No.)

         c/o Citigroup Inc.
        153 East 53rd Street
         New York, New York                                10043
(Address of Principal Executive Offices)                (Zip Code)

If this form relates to the                    If this form relates to the
registration of a class of                     registration of a class of
securities pursuant to Section 12(b)           securities pursuant to
of the Exchange Act and is effective           Section 12(g) of the Act and is
upon filing pursuant to General                effective pursuant to General
Instruction check the following                Instruction  A.(c) please A.(d)
box. /X/                                       please check the following
                                               box. / /

Securities Act registration statement file number to which this form relates: 333-68949

Securities to be registered pursuant to Section 12(b) of the Act:

      Title of each class                      Name of Each Exchange on Which
      to be so Registered:                     Each Class is to be Registered:

6 7/8% Capital Securities (TRUPS(R))           New York Stock Exchange
(and the Guarantee with respect thereto)

Securities to be registered pursuant to Section 12(g) of the Act:

                                     (None)

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                 INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1.  Description of Registrant's Securities to be Registered.

         See the information set forth under the headings "Description of the Capital Securities" and "Description of Guarantee" in the Prospectus of the Registrant, as filed with the Securities and Exchange Commission on March 19, 1999, pursuant to Rule 424(b).

Item 2.  Exhibits.

         2.1    Registration Statement on Form S-3 (No. 333-68949) of the
                Registrant.

         2.2 Certificate of Trust dated May 14, 1997, as amended, of Citigroup Capital VI, incorporated by reference to Exhibit 4.15 to the Registrant's Registration Statement on Form S-3 (No. 333-68949).

         2.3 Form of Amended and Restated Declaration of Trust for Citigroup Capital VI ("Declaration of Trust"), incorporated by reference to Exhibit 4.23 to the Registrant's Registration Statement on Form S-3 (No. 333-68949).

         2.4    Form of Capital Security, included in the Declaration of Trust.

         2.5 Form of Guarantee with respect to the Capital Securities, incorporated by reference to Exhibit 4.14 to Citigroup Inc's Registration Statement on Form S-3 (No. 333-27155).

         2.6 Form of Indenture between Citigroup Inc. (formerly Travelers Group Inc.) and The Chase Manhattan Bank, N.A., as Trustee, relating to the Junior Subordinated Debt Securities, incorporated by reference to Exhibit 4.11 to the Registrant's Registration Statement on Form S-3 (No. 333-12439).

         2.7 Prospectus of the Registrant relating to the offering of the Capital Securities filed with the Securities and Exchange Commission on March 19, 1999, pursuant to Rule 424(b).


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                                   SIGNATURES

         Pursuant to the requirements of Section 12 of the Securities Act of 1934, each Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized.

DATED:  March 22, 1999
                                          CITIGROUP CAPITAL VI


                                          By:  /s/ Firoz B. Tarapore
                                             ----------------------------------
                                                Firoz B. Tarapore, as Trustee



                                          CITIGROUP INC.


                                          By: /s/ Firoz B. Tarapore
                                             ----------------------------------
                                                Firoz B. Tarapore
                                                Deputy Treasurer





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